UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 15, 2026
General Electric Company
(Exact name of registrant as specified in its charter)

New York			001-00035	14-0689340
(State or other jurisdiction of incorporation)			(Commission File Number)	(IRS Employer Identification No.)

1 Neumann Way,	Evendale,	OH		45215
(Address of principal executive offices)				(Zip Code)

(Registrant’s telephone number, including area code) (513) 243-2000

_______________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	GE	New York Stock Exchange
1.875% Notes due 2027	GE 27E	New York Stock Exchange
1.500% Notes due 2029	GE 29	New York Stock Exchange
7 1/2% Guaranteed Subordinated Notes due 2035	GE /35	New York Stock Exchange
2.125% Notes due 2037	GE 37	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 15, 2026, General Electric Company, operating as GE Aerospace (the “Company”), announced that Mohamed Ali has been named President and CEO, Commercial Engines and Services (CES), effective February 1, 2026. Mr. Ali, who has served as Chief Technology and Operations Officer since January 2025, will lead an expanded CES team that now will manage the entire commercial engine lifecycle, including safety and quality, product management, engineering, supply chain, manufacturing, and aftermarket services, as described in the press release attached as Exhibit 99.1.

Russell Stokes, current President and CEO, Commercial Engines and Services, will serve in an advisory role to assist with the transition and plans to retire effective July 31, 2026. In connection with Mr. Stokes’s retirement, the Company and Mr. Stokes will enter into an agreement with compensation arrangements for his departure, including: (1) Mr. Stokes will receive his regular salary until departure and will be eligible to receive a prorated 2026 annual bonus based on actual Company performance; (2) Mr. Stokes’s unvested equity grants will be forfeited, except for the time-based portions of his 2024 annual equity grants (restricted stock units and stock options) that were otherwise scheduled to vest in May 2027, which will be accelerated upon his departure; and (3) based on the terms of his departure, including his 29 years of service and attainment of age 55, Mr. Stokes will be eligible to begin his GE Aerospace Pension and Supplementary Pension benefits at the time of his departure and his Executive Retirement Benefit at age 60. Under the agreement, Mr. Stokes will also grant a release to the Company and agree to cooperation, confidential information, non-competition and non-solicitation covenants.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press release by GE Aerospace, dated January 15, 2026.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Electric Company
(Registrant)

Date: January 15, 2026	/s/ Brandon Smith
Brandon Smith Vice President, Chief Corporate, Securities & Finance Counsel
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